AGREEMENT

This Agreement made and entered into as of the 18 day of November, 2005 between Henry J. Donaldson of 2414 E 9th Street, Casper, Wyoming herein referred to as “Seller” and Uranerz Energy Corporation of 222 Carriage Circle, Cheyenne, Wyoming, duly authorized to do business in the state of Wyoming herein referred to as “Buyer”.

Time is of the essence with this Agreement.

W I T N E S S E T H:

WHEREAS, Seller is the owner of ten unpatented lode mining claims located in Township 44N Range 76 North 6th Principle Meridian in portions of Sections 13, 14 and 23, County of Campbell, Wyoming further identified as follows:

Claim name	BLM Serial Number	Recorded in County Book/page

JC#1	WMC233039	95;217
JC#2	WMC233040	95;218
JC#3	WMC233041	95;219
JC#20	WMC233057	95;235
JC#22	WMC233059	95;237
JC#24	WMC233061	95;239
JC#25	WMC233062	95;240
JC#26	WMC233063	95;241
JC#27	WMC233064	95;242
WSC#1	WMC233000	95;253

WHEREAS, Seller has agreed to sell, and Buyer has agreed to buy these claims under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

Seller shall execute and deliver to Buyer a quitclaim deed in the form of Exhibit A attached hereto and by this reference made a part hereof, conveying to Buyer all of Sellers right, title, and interest in and to the subject claims

Purchase Price:

For and in consideration of the conveyance of the valid quitclaim deed as described above and included in Exhibit A Seller does hereby agree to sell and Buyer does hereby agree to buy all the claims listed above for $****** (*** ***************** U.S dollars) payable as follows with no interest. All dollar figures in this agreement are of U.S dollars.

Upon signing the quitclaim deed ....................................................$
January 31, 2006 .................................................................................$
June 30, 2006 .......................................................................................$
January 31, 2007 .................................................................................$

Production Royalty:

No production royalty and no royalty of any kind or form is due Seller.

Abandonment or Surrender:

Buyer has the right to surrender and abandon any portion or all claims listed above at any time whatsoever by first giving notice to Seller at least sixty days prior to the contemplated date of surrender or abandonment. Seller may at his sole discretion give written notice at least 15 days prior to the surrender or abandonment date indicating the desire to receive all Buyers rights and interest in these lode mining claims or any part thereof, free and clear of all clouds or encumbrances including environmental liabilities caused, suffered or created by, through or under Buyers ownership. Thereupon, Buyer shall be relieved from all obligations thereafter accruing under this agreement or otherwise with respect to the claims covered by this document.

Forfeiture:

If for any reason there shall be a default on the part of Buyer, such as failure to pay the fees owed under the above schedule of payments the interests herein assigned to Buyer shall be subject to forfeiture at the election of the Seller after 30 days written notice is given by Seller to Buyer.

Notice:

All notices provided for herein shall be considered as having been properly given when and at the time the same shall have been deposited in the United States mail, certified, with all required postage thereon prepaid, and addressed to whom the notice is given as follows:

Seller:	Henry J. Donaldson
2414 East 9th Street
Casper, WY 92609

Buyer:	Uranerz Energy Corporation
222 Carriage Circle
Cheyenne, WY 82009

Attention: Mr. Glenn Catchpole

Each party may change the address for the purpose of this paragraph by giving written notice to the other.

Lawsuits:

If a lawsuit or other legal action is brought by a third party as a result of this sale Buyer agrees to defend Seller up to a maximum of $****** overall costs of attorney fees, and court costs. Buyer at their sole discretion can exceed this $****** figure.

Severability:

If any provision of this agreement is or shall become illegal, invalid or unenforceable, in whole or in part, the remaining provisions shall nevertheless be and remain valid and enforceable and the said remaining provisions shall be construed as if the Agreement had been executed without the illegal invalid or unenforceable portion.

Special Warranty:

Seller warrants title by, through and under him and no others.

Governing Law:

This Agreement shall be construed and governed by the laws of Wyoming Agreed to this 18th day of the month of November year 2005

Buyer:

“Glenn Catchpole”
Uranerz Energy Corporation

Seller

“Henry Donaldson”
Henry Donaldson